PaineWebber
Strategy Fund








                          ----------------------------

                                   PROSPECTUS

                                FEBRUARY 1, 2001

                          ----------------------------









This prospectus offers Class A, Class B, Class C and Class Y shares in one of PaineWebber's stock funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                                    Contents

                                    THE FUND

---------------------------------------------------------------------------------------------------------

What every investor                              3                         Investment Objective, Strategies
should know about                                                          and Risks
the fund
                                                 5                         Performance

                                                 6                         Expenses and Fee Tables

                                                 7                         More About Risks and Investment
                                                                           Strategies

                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------

Information for                                  9                         Managing Your Fund Account
managing your fund                                                         -- Flexible Pricing
account                                                                    -- Buying Shares
                                                                           -- Selling Shares
                                                                           -- Exchanging Shares
                                                                           -- Pricing and Valuation

                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------

Additional important                            15                         Management
information about
the fund                                        17                         Dividends and Taxes

                                                18                         Financial Highlights
---------------------------------------------------------------------------------------------------------

Where to learn more                                                        Back Cover
about PaineWebber
mutual funds


                         The fund is not a complete or
                          balanced investment program.




                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                            PaineWebber Strategy Fund

                     INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest substantially all of its assets in stocks of issuers that are on UBS Warburg's Highlighted Stocks'sm' list (previously known as PaineWebber's Highlighted Stocks list). UBS Warburg is a business group of UBS AG and operates through branches and subsidiaries of UBS AG around the world. In the United States, UBS Warburg's securities activities are conducted through UBS Warburg LLC and PaineWebber Incorporated, U.S. registered broker-dealers. Historically, the Highlighted Stocks list has consisted primarily of common stocks of relatively large, well known U.S. companies.

Under normal circumstances, the fund will purchase only stocks that are included on the Highlighted Stocks list and will sell stocks that have been removed from the Highlighted Stocks list. The fund will purchase a stock that has been added or sell a stock that has been removed only after publication of that change.

The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program.

Generally, the fund seeks to maintain equal weightings of its assets among the stocks on the Highlighted Stocks list. Any remaining assets may be invested by the fund's investment adviser, Mitchell Hutchins Asset Management Inc., in short-term debt obligations, money market instruments and options and futures contracts.

For more than a century, PaineWebber and its Research Department (which in 2000 became part of UBS Warburg) have been committed to providing superior equity research, resulting in one of the strongest franchises on Wall Street. The UBS Warburg Global Investment Strategy Group's approach to research seeks to place its recommendations in the context of broad social, economic and political themes. The Global Investment Strategy Group believes that the ability to spot emerging trends -- and the companies expected to benefit from them -- has proven critical to successful investing. The Global Investment Strategy Group aims to identify these themes before they emerge and become well recognized. While the Global Investment Strategy Group identifies several different industries and companies that are expected to benefit from each theme, the Highlighted Stocks list is a list of 'choice' companies from each theme.

The Global Investment Strategy Group periodically makes subjective decisions to add or delete companies from the Highlighted Stocks list, but the list is not compiled with any client or product in mind, including the fund. Historically, the Highlighted Stocks list has included approximately 25 stocks, which are typically covered by UBS Warburg's Research Analysts and carry a 'strong buy' or 'buy' rating. As of January 31, 2001, the Highlighted Stocks list consisted of 43 stocks. Stocks are usually added to or deleted from the Highlighted Stocks list at the beginning of a month, but revisions may also be made on other days.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

  Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

  Highlighted Stocks Investing Risk -- Because the fund invests only in stocks that are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks that are focused in market sectors that correspond to the investment themes underlying the list. As a

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

  result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified. The fund's investment results will not be the same as the price returns reported for the Highlighted Stocks list. UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

       Highlighted Stocks is a service mark of PaineWebber Incorporated.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Strategy Fund

                                 PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares, which have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns for each class of the fund's shares for the 2000 calendar year and since inception. That table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS A SHARES (2000 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                             [PERFORMANCE GRAPH]


                                                  CALENDAR YEAR
                                                  -------------
                   1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
                   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
TOTAL RETURN......                                                                        (31.41%)


Best quarter during year shown: 1st quarter, 2000  -- 0.39%

Worst quarter during year shown: 4th quarter, 2000  -- (19.33)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

CLASS                                     CLASS A     CLASS B     CLASS C     CLASS Y    S&P 500
(INCEPTION DATE)                         (12/2/99)   (12/2/99)   (12/2/99)   (12/2/99)    INDEX
----------------                         ---------   ---------   ---------   ---------    -----
One Year...............................  (34.49)%    (35.30)%    (32.58)%    (31.18)%    (9.10)%
Life of Class..........................  (30.91)%    (31.70)%    (28.40)%    (27.64)%    (3.47)%

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                           EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...............................   4.5%      None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)...............................   None        5%        1%      None
Exchange Fee...............................................   None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                                            -------   -------   -------   -------
Management Fees...........................................    0.75%     0.75%     0.75%     0.75%
Distribution and/or Service (12b-1) Fees..................    0.25      1.00      1.00      0.00
Other Expenses............................................    0.16      0.18      0.18      0.14
                                                             -----     -----     -----     -----
Total Annual Fund Operating Expenses......................    1.16%     1.93%     1.93%     0.89%
                                                             -----     -----     -----     -----
                                                             -----     -----     -----     -----

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
Class A.......................................    $563     $802     $1,060     $1,796
Class B (assuming sales of all shares at end
  of period)..................................     696      906      1,242      1,870
Class B (assuming no sales of shares).........     196      606      1,042      1,870
Class C (assuming sales of all shares at end
  of period)..................................     296      606      1,042      2,254
Class C (assuming no sales of shares).........     196      606      1,042      2,254
Class Y.......................................      91      284        493      1,096

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                                 MORE ABOUT
                       RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Highlighted Stocks Investing Risk. Because the fund invests only in stocks that are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks that are focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified.

The fund's investment results will not be the same as the price returns reported for the Highlighted Stocks list. Deviations from the Highlighted Stocks list's reported price returns will result because the Highlighted Stocks list's price returns are calculated using the prices of the stocks at the close of the stock market before changes to the Highlighted Stocks list are announced, and they do not reflect the execution of actual purchases or sales. Fund purchases and sales, however, will be affected by market conditions following the publication of changes to the Highlighted Stocks list and will be subject to competing orders by other PaineWebber and UBS Warburg clients who invest based on the Highlighted Stocks list recommendations. In addition, because the Highlighted Stocks list is a paper portfolio that is not managed to a target number of stocks, no 're-balancing' of actual investments is done when stocks are added to or deleted from the list. Although the fund will 're-balance' periodically to establish equal weightings of its assets among the stocks on the Highlighted Stocks list, the fund may not be able to maintain equal weightings at all times. The fund will also be subject to daily cash flows, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage fees, as well as the advisory fees and other expenses that the fund bears. In addition, to the extent the fund invests part of its assets in short-term debt obligations, money market instruments and options and futures contracts, its investment results will differ from those of the Highlighted Stocks list.

UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list. In that event, or in the event that the Highlighted Stocks list contains fewer than 20 stocks, the fund will determine how to proceed consistent with the fund's investment objective and the interests of its shareholders.

It is possible that the Highlighted Stocks list will include stocks of issuers for which UBS Warburg, PaineWebber or one of their affiliates performs banking services for which it receives fees, as well as stocks of issuers in which UBS Warburg, PaineWebber or one of their affiliates makes a market and may have long or short positions. When UBS Warburg, PaineWebber or one of their affiliates is engaged in certain activities for an issuer that is on the Highlighted Stocks list, Mitchell Hutchins may be prohibited from additional purchases or sales of that issuer's stock for the re-balancing of the fund.

Price returns reported for the Highlighted Stocks list do not predict the future results of the Highlighted Stocks list or the fund. Materials showing any price returns of the Highlighted Stocks list do not reflect the fund's performance.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

Strategies Using Derivatives. The fund may (but is not required to) use 'derivatives' such as stock options and futures contracts -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- in strategies intended to simulate investment in the stocks in the S&P 500 Index or other stock indices when it is impractical to invest substantially all of its assets in stocks that are on the Highlighted Stocks list because of diversification requirements that apply to mutual funds. In addition, the fund may use these derivatives while keeping a cash balance for fund management purposes, such as to provide liquidity to meet anticipated sales of its shares by shareholders and for fund operating expenses, or to facilitate trading and reduce transaction costs.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them.

Foreign Investing. If the Highlighted Stocks list includes foreign securities, the fund will invest in them. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cash Reserves. The fund may invest a portion of its total assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments either for liquidity, in anticipation of shareholder redemptions of fund shares, or because the diversification requirements that apply to mutual funds prevent it from investing substantially all its assets in the stocks that are on the Highlighted Stocks list. This can occur if the Highlighted Stocks list includes fewer than 20 issuers, because the fund's investments in stocks generally will be equally weighted.

Portfolio Turnover. The fund is expected to have an annual turnover greater than 100% (high portfolio turnover) because it will make additions and deletions to its portfolio to reflect changes in the Highlighted Stocks list.

Trading to keep the fund's portfolio consistent with, and equally weighted among, the stocks on the Highlighted Stocks list may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Trading also will result in higher fund expenses due to transaction costs.

The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                         MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers four classes of shares  -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest in the fund and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                  REALLOWANCE TO SELECTED
                                         SALES CHARGE AS A PERCENTAGE OF:               DEALERS AS
        AMOUNT OF INVESTMENT           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
        --------------------           --------------   -------------------    ----------------------------
Less than $50,000....................       4.50%              4.71%                        4.25%
$50,000 to $99,999...................       4.00               4.17                         3.75
$100,000 to $249,999.................       3.50               3.63                         3.25
$250,000 to $499,999.................       2.50               2.56                         2.25
$500,000 to $999,999.................       1.75               1.78                         1.50
$1,000,000 and over(1)...............       None               None                         1.00(2)

---------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to the dealer.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

 your spouse, parents or children under age 21;

 your Individual Retirement Accounts (IRAs);

 certain employee benefit plans, including 401(k) plans;

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

 a company that you control;

 a trust that you created;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

 Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

 Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  --  you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

 Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

 Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

 Acquire fund shares through a PaineWebber InsightOne'sm' Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                  PERCENTAGE BY WHICH THE
      IF YOU SELL                    SHARES' NET ASSET
    SHARES WITHIN:                 VALUE IS MULTIPLIED:
    --------------                 --------------------
1st year since purchase.............        5%
2nd year since purchase.............        4
3rd year since purchase.............        3
4th year since purchase.............        2
5th year since purchase.............        2
6th year since purchase.............        1
7th year since purchase.............       None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 First, Class B shares representing reinvested dividends, and

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

 Second, Class B shares that you have owned the longest.

Class B Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

 You participate in the Systematic Withdrawal Plan;

 You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 You receive a tax-free return of an excess IRA contribution;

 You receive a tax-qualified retirement plan distribution following retirement;

 The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;

 The shares are held in trust and the death of the trustee requires liquidation of the trust; or

 The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

Class C Sales Charge Waivers. You may be eligible to sell your shares without paying a deferred sales charge if:

 You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 eligible employees or less than $1 million in assets; or

 The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 Buy shares through PaineWebber's PACE'sm' Multi Advisor Program;

 Buy $10 million or more of PaineWebber fund shares at any one time;

 Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

 Are a corporation, bank, trust company, insurance company, pension fund, employee

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

 benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 Mailing an application with a check; or

 Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account................  $1,000
To add to an account..............  $  100

The fund may waive or reduce these amounts for:

 Employees of PaineWebber or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
 (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

Mail the letter to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.

NOTE ON POTENTIAL CLOSING OF FUND TO FUTURE PURCHASES AND EXCHANGE PURCHASES

The fund will stop accepting new purchases and exchange purchases into the fund when the fund's total assets combined with those of a comparable offshore investment pool reach approximately $2.5 billion. The fund may withdraw, cancel or modify the offering of shares without notice. The fund may also refuse any order in whole or in part. Shares of the offshore investment pool are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value money market instruments that will mature in 60 days or less.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy or sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                                  MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On December 31, 2000, Mitchell Hutchins was manager, adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $60.1 billion.

PORTFOLIO MANAGER

T. Kirkham Barneby, supported by his quantitative investment team, is responsible for the day-to-day management of the fund's portfolio. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation.

INVESTMENT CONSULTANT

UBS Warburg makes available the Global Investment Strategy Group, headed by Edward M. Kerschner, to consult with Mitchell Hutchins regarding the investment themes and stocks covered by UBS Warburg Research Analysts. Mr. Kerschner is the Chief Global Strategist of UBS Warburg and Chairman of the Investment Policy Committee. Mr. Kerschner joined PaineWebber in 1982.

ADVISORY FEES

The fund pays advisory fees to Mitchell Hutchins at the annual contract rate of 0.75% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

ADDITIONAL INFORMATION ABOUT THE HIGHLIGHTED STOCKS LIST

The Highlighted Stocks list was created by PaineWebber Incorporated and is currently maintained by the Global Investment Strategy Group at UBS Warburg. Since January 1988, the Highlighted Stocks list has included between 11 and 43 stocks, although on average it has consisted of 25 stocks. That list, as well as the investment themes, changes regularly. While the companies on the list generally have been relatively large, well known U.S. companies, the list is not restricted to those types of companies.

Mitchell Hutchins does not have access to information regarding additions or deletions for the Highlighted Stocks list prior to their publication. UBS Warburg and PaineWebber publish other lists of recommended securities that could be appropriate for fund investors but that are not used by Mitchell Hutchins for the fund.

The Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. The average number of stocks on the Highlighted Stocks list and the frequency of additions to and deletions from the Highlighted Stocks list change from year to year, and there are no targets for such numbers in future years. The stocks selected for the Highlighted Stocks list constitute only a

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

'paper portfolio' that does not reflect actual trading and does not have an actual performance record. The Highlighted Stocks list's price return is simply an arithmetic average of the price returns for the stocks selected for the Highlighted Stocks list. It does not represent the return on any fund or any other account that involves actual trading. The price returns would not be indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the Highlighted Stocks list does not include a cash component, price returns are based on a constant 100% investment in the stocks on the Highlighted Stocks list.

The results for the Highlighted Stocks list portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock's capital appreciation or depreciation during the period that it is on the Highlighted Stocks list and dividing that by the highest number of stocks that were on the Highlighted Stocks list at any point during the month. The results may be calculated using the prices of the stocks at the opening of the stock market after changes to the Highlighted Stocks list are announced. They do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Highlighted Stocks list would be able to execute purchases and sales at the prices used to calculate the price returns. Price returns are based on 100% investment in the stocks on the Highlighted Stocks list.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                             DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays income dividends and distributes any realized gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will include distributions of both capital gains and ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income dividends if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the table, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                           FOR THE PERIOD DECEMBER 2, 1999'D' THROUGH SEPTEMBER 30, 2000
                                           --------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C          CLASS Y
                                           -----------      -----------      -----------      -----------
Net asset value, beginning of period.....   $  10.00         $  10.00         $  10.00         $  10.00
                                            --------         --------         --------         --------
Net investment loss......................      (0.06)           (0.12)           (0.12)           (0.03)
Net realized and unrealized losses from
  investment and futures transactions....      (1.25)           (1.25)           (1.25)           (1.26)
                                            --------         --------         --------         --------
Total decrease from investment
  operations.............................      (1.31)           (1.37)           (1.37)           (1.29)
                                            --------         --------         --------         --------
Net asset value, end of period...........   $   8.69         $   8.63         $   8.63         $   8.71
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Total investment return(1)...............     (13.10)%         (13.70)%         (13.70)%         (12.90)%
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Ratios/Supplemental Data:
Net assets, end of period (000's)........   $465,776         $616,435         $439,329         $ 25,231
Expenses to average net assets, net of
  waivers from adviser(2)................       1.16 %*          1.93 %*          1.93 %*          0.89 %*
Net investment loss to average net
  assets, net of waivers from
  adviser(2).............................      (0.63)%*         (1.41)%*         (1.41)%*         (0.37)%*
Portfolio turnover rate..................        121 %            121 %            121 %            121 %

--------------

'D' Commencement of operations.

 *  Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period has not been annualized.

(2) For the period December 2, 1999 through September 30, 2000, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

TICKER SYMBOL:       Strategy Fund Class:   A:  PWKAX
                                            B:  PWKBX
                                            C:  PWKCX
                                            Y:  PWKYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or

 Free, from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov










PaineWebber Managed Investments Trust
-- PaineWebber Strategy Fund
Investment Company Act File No. 811-4040



'c'2001 PaineWebber Incorporated. All rights reserved.



                                  ------------
--------------------------------------------------------------------------------





                             STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The service mark symbol shall be expressed as..............................'sm'
The copyright symbol shall be expressed as..................................'c'